POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Jesse E. Merten each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ DON CIVGIN
-------------------------------------
DON CIVGIN
Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ MICHAEL S. DOWNING
-------------------------------------
Michael S. Downing
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Don Civgin and Jesse E. Merten each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ ANGELA K. FONTANA
-------------------------------------
Angela K. Fontana
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ JUDITH P. GREFFIN
-------------------------------------
Judith P. Greffin
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ WILLFORD J. KAVANAUGH
-------------------------------------
Willford J. Kavanaugh
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ JESSE E. MERTEN
-------------------------------------
Jesse E. Merten
Director, Senior Vice President
and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ HARRY R. MILLER
-------------------------------------
Harry R. Miller
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ SAMUEL H. PILCH
-------------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ JOHN C. PINTOZZI
-------------------------------------
John C. Pintozzi
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ STEVEN E. SHEBIK
-------------------------------------
Steven E. Shebik
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ THOMAS J. WILSON
-------------------------------------
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate  RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 20, 2015

/s/ MATTHEW E. WINTER
-------------------------------------
Matthew E. Winter
Director